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                                                                     EXHIBIT 1.1

                            Great Wolf Resorts, Inc.


                                14,000,000 Shares
                                  Common Stock
                                ($0.01 par value)


                             Underwriting Agreement


                                                              New York, New York
                                                               __________ , 2004


Citigroup Global Markets Inc.
As Representative of the several Underwriters, c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                  Great Wolf Resorts, Inc., a corporation organized under the laws of Delaware (the "Company"), proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representative") are acting as representative, 14,000,000 shares of common stock, $0.01 par value (the "Common Stock") of the Company (said shares to be issued and sold by the Company being hereinafter called the "Underwritten Securities"). The Company also proposes to grant to the Underwriters an option to purchase up to 2,100,000 additional shares of Common Stock to cover over-allotments (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities"). To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representative as used herein shall mean you, as Underwriter, and the term Underwriters shall mean either the singular or plural as the context requires. Certain terms used herein are defined in Section 17 hereof.

                  As part of the offering contemplated by this Agreement, the Underwriters have agreed to reserve out of the Securities set forth opposite their names on Schedule I to this Agreement, up to 700,000 shares, for sale by Citigroup Global Markets Inc. to the Company's officers, directors, employees and other related persons (collectively, "Participants"), as set forth in the Prospectus under the heading "Underwriting" (the "Directed Share Program"). The Securities to be sold pursuant to the Directed Share Program (the "Directed Shares") will be sold by Citigroup Global Markets Inc. pursuant to this Agreement at the public offering price. Any Directed Shares not orally confirmed for purchase by any Participant by 8:00 A.M. New York City time on the business day following the date on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.

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                  At or prior to the Closing Date (as hereinafter defined), the
Company and The Great Lakes Companies, Inc., a Wisconsin corporation ("Great Lakes"), the sole shareholder of the Company as of the date hereof, will complete a series of transactions described in the Prospectus (as hereinafter defined) under the heading "Structure and Formation of Our Company" (collectively, such series of transactions, and any actions necessary for the consummation of such transactions, being referred to herein as the "Formation Transactions"). As part of the Formation Transactions, the Company will, as described in the Prospectus, acquire indirectly through its newly-formed, wholly-owned subsidiary, GWR Operating Partnership, L.L.L.P., a Delaware limited liability limited partnership (the "OP"), all of the ownership interests in certain entities listed on Schedule II-A hereto (collectively, the "Predecessor Subsidiaries;" each, a "Predecessor Subsidiary"), which entities are currently affiliated with Great Lakes. The subsidiaries of the Company prior to the consummation of the Formation Transactions are listed on Schedule II-B hereto (collectively, the "Subsidiaries;" each, a "Subsidiary"). With respect to representations, warranties, covenants and opinions set forth in this Agreement that relate to a time at or after the Closing Date, reference to "Subsidiaries" shall mean the entities listed on Schedule II-C and there will be no Predecessor Subsidiaries, as each will be merged out of existence on the Closing Date.

                  1. Representations and Warranties. Each of the Company and Great Lakes jointly and severally, represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

                  (a) The Company has prepared and filed with the Commission a registration statement (file number 333-118148) on Form S-1, including a related preliminary prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (2) after the Effective Date of such registration statement, a final prospectus in accordance with Rule 430A and Rule 424(b). In the case of clause (2), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the Rules to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement has been declared effective by the Commission or, if applicable, has become effective under the Act.

                  (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the


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Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Rules; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and Great Lakes make no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

                  (c) No stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened or contemplated by the Commission or by the state securities authority of any jurisdiction. No order preventing or suspending the use of the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened or contemplated by the Commission or by the state securities authority of any jurisdiction.

                  (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own or lease its properties, as the case may be, and to operate its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and other agreements related to the execution and consummation of the Formation Transactions and listed on Schedule IV attached hereto (collectively, the "Formation Agreements") to which the Company is a party; the Formation Agreements listed on Schedule IV attached hereto include all material documents required for the execution and consummation of the Formation Transactions; and the Company is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which its ownership or lease, and operation of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have, individually or in the aggregate, a Material Adverse Effect. At the Closing Date, (i) the OP will own, directly or indirectly, all of the member interests in the Subsidiaries; (ii) the Company will own (a) all of the limited partnership interests in the OP and (b) all of the member interests in GWR OP General Partner, LLC (the "OP General Partner"); and (iii) OP General Partner will be the sole general partner of the OP.


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                  (e)      Each of Great Lakes, the Subsidiaries and the
Predecessor Subsidiaries has been duly formed and is validly existing as a corporation, limited partnership, limited liability company or limited liability limited partnership, as the case may be, in good standing under the laws of the jurisdiction of its organization, with power and authority (corporate and other) to own its assets and conduct its business as described in the Prospectus and to enter into and to perform its obligations under this Agreement (in the case of Great Lakes only) and the Formation Agreements to which it is a party; and is duly qualified to do business as a foreign corporation, limited partnership, limited liability company or limited liability limited partnership in good standing in all other jurisdictions in which its ownership or lease or operation of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect. The entities listed on Schedule II-C attached hereto are or will be the only subsidiaries of the Company as of the Closing Date.

                  (f) All of the issued and outstanding capital stock or other ownership interests of each Subsidiary and Predecessor Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and except as described in the Prospectus, each Subsidiary's capital stock or other ownership interests are owned by the Company, as applicable, directly or through wholly-owned subsidiaries, free and clear of any security interests, liens, mortgages, encumbrances, pledges, claims, defects or other restrictions of any kind (collectively, "Liens"), except for liens securing indebtedness as described in the Prospectus and except where such Liens would not have a Material Adverse Effect. None of such equity interests were issued in violation of any preemptive or other similar rights of any securityholder of such Subsidiary. There are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for equity interests or other securities of any Subsidiary or Predecessor Subsidiary; except for the tenant in common interests and profit interests set forth on Schedule III.

                  (g) The capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus under the caption "Description of Securities;" the authorized capitalization of the Company, as of the Closing Date (assuming no Option Securities are purchased at the Closing Date), will be as set forth in the Prospectus under the caption "Capitalization." As of the Closing Date, the Company has no outstanding debt other than as set forth in the Prospectus. Prior to the Closing Date, Great Lakes was the sole holder of the outstanding capital stock of the Company. None of the outstanding shares of capital stock of the Company were issued in violation of any preemptive or other similar rights of any securityholder of the Company. Except as disclosed in the Prospectus and except for shares of Common Stock reserved for issuance in connection with the Company's 2004 incentive stock plan described in the Prospectus (the "Stock Incentive Plan"), no shares of Common Stock are reserved for any purpose; except (i) as disclosed in the Prospectus, (ii) for options to purchase Common Stock under the Stock Incentive Plan and (iii) for the tenant in common interests and profit interests set forth on Schedule III, there are no outstanding securities convertible into or exchangeable for any shares of Common Stock and there are no outstanding


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options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of Common Stock or any other securities of the Company.

                  (h) The Securities and all outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Securities to be issued and sold by the Company have been issued and delivered and paid for in accordance with this Agreement on the Closing Date or settlement date, such Securities will have been, validly issued, fully paid and non-assessable, have been, or will be, offered and sold in compliance with all applicable laws in all material respects and will conform, in all material respects, to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities to be issued and sold by the Company. Upon payment of the purchase price and issuance and delivery of the Securities to be issued and sold by the Company in accordance herewith, the Underwriters will receive good, valid and marketable title to such Securities free and clear of all Liens. The certificates to be used to evidence the Securities will be in substantially the form filed as an exhibit to the Registration Statement and will, at the Closing Date or settlement date, be in proper form and will comply in all material respects with all applicable legal requirements, the requirements of the certificate of incorporation and bylaws of the Company and the requirements of The Nasdaq Stock Market, Inc. (the "NASDAQ").

                  (i) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this agreement or the issuance by the Company or sale by the Company of the Securities.

                  (j) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company or Great Lakes and any person or entity that would give rise to a valid claim against the Company, Great Lakes or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                  (k) Except for the registration rights agreement to be entered into by the Company in connection with the Formation Transactions (the "Registration Rights Agreement"), there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                  (l) The shares of the Company's Common Stock to be issued in connection with the consummation of the Formation Transactions (the "Formation Stock") have been duly authorized, and, when issued in accordance with the terms of the applicable Formation Agreements, will have been validly issued and fully paid and nonassessable and free of any statutory preemptive rights and similar rights that entitle or


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will entitle any person to acquire any capital stock upon the issuance thereof by the Company; the Formation Stock has been and will be offered and sold in compliance with all applicable corporate and Federal and state securities laws and, to the Company's knowledge, all other applicable laws.

                  (m) All applicable filings or notices in connection with the offer and issuance of the Formation Stock has been made or given as required; the offer and issuance by the Company of the Formation Stock is exempt from the registration requirements of Section 5 of the Act.

                  (n) None of the Company, Great Lakes, any Subsidiary or any Predecessor Subsidiary (i) is in violation of its charter or bylaws or other similar organization documents, (ii) is in default (whether with or without the giving of notice or passage of time or both) in the performance or observance of any obligation, agreement, term, covenant or condition contained in a contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease (under which such entity is landlord, tenant or otherwise), ground lease (under which such entity is tenant or landlord), development agreement, license agreement, reciprocal easement agreement, deed restriction, utility agreement or other agreement or instrument to which it is a party or by which it is bound, or to which any of the Properties (as hereinafter defined) or any of its other property or assets is subject (collectively, "Agreements and Instruments"),
(iii) is in violation of any statute, law, ordinance, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority to which it or the Properties or any of its other properties or assets is subject except, in the case of clauses (ii) and (iii), for such defaults or violations that would not have a Material Adverse Effect.

                  (o) No consent, approval, authorization, or order of, or filing or registration with, any governmental agency or body or any court or any third party is required for the execution, delivery, performance or consummation of the transactions contemplated by this Agreement or the Formation Agreements, except such (i) as have been obtained and made under the Act, (ii) as may be required under blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus, (iii) consents, approvals, authorizations, orders, filings or registrations that have been obtained or that will be obtained or completed by the Closing Date or (iv) that the absence of which would not, individually or in the aggregate, have a Material Adverse Effect.

                  (p) The issue and sale of the Securities and execution, delivery and performance of this Agreement and the Formation Agreements and the consummation of the transactions contemplated herein and therein and in the Registration Statement and the compliance by the Company, Great Lakes, such Subsidiary and such Predecessor Subsidiary, as applicable, with its respective obligations hereunder and thereunder have been duly authorized by all necessary corporate or other action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute or result in a breach or violation of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any Lien upon any property or


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assets of the Company, Great Lakes, any Subsidiary or any Predecessor Subsidiary
pursuant to, the Agreements and Instruments (except for Liens related to the refinancing transactions described in the Prospectus and such conflicts, breaches, violations, defaults or Repayment Events or Liens that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of (i) the charter or bylaws of the Company, Great Lakes, any Subsidiary or any Predecessor Subsidiary or (ii) (except for such violations that would not have a Material Adverse Effect) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, Great Lakes, the Subsidiaries or the Predecessor Subsidiaries, as applicable or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition that, without regard to compliance with any notice or other procedural requirements, gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company, Great Lakes, any Subsidiary or any Predecessor Subsidiary.

                  (q) This Agreement has been duly and validly authorized, executed and delivered by the Company and Great Lakes, and assuming due authorization, execution and delivery by the Representative, is a valid and binding agreement of the Company and Great Lakes, enforceable against the Company and Great Lakes, in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or other similar laws now or hereafter in effect relating to or affecting creditors' rights and general principles of equity and except as rights to indemnification and contribution thereunder may be limited by applicable law or policies underlying such law.

                  (r) At or immediately prior to the Closing Date, each of the Formation Agreements and each material contract filed as an exhibit to the Registration Statement that is not also a Formation Agreement will have been duly and validly authorized, executed and delivered by the Company, Great Lakes, one or more Subsidiaries or one or more Predecessor Subsidiaries, as applicable, and, to the knowledge of the Company or Great Lakes, by each of the other parties thereto (other than the Representative) and, assuming due authorization, execution and delivery by such other parties, will be a valid and binding agreement of the Company, Great Lakes, one or more Subsidiaries and one or more Predecessor Subsidiaries, as applicable, enforceable against the Company, Great Lakes, one or more Subsidiaries and one or more Predecessor Subsidiaries, as applicable, in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or other similar laws now or hereafter in effect relating to or affecting creditors' rights and general principles of equity and except as rights to indemnification and contribution thereunder may be limited by applicable law or policies underlying such law.

                  (s) The Company, Great Lakes, the Subsidiaries and the Predecessor Subsidiaries possess all certificates, authorities, licenses, consents, approvals, permits and other authorizations (collectively, the "Licenses") issued by appropriate governmental agencies or bodies or third parties necessary to conduct the business now operated by them or proposed to be operated by them, are in compliance with the terms and


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conditions of all such Licenses and have not received any notice of proceedings relating to the revocation or modification of any such Licenses, except where the failure to possess any such License or to comply with any of its terms and conditions, or an adverse determination in any proceeding, would not, individually or in the aggregate, have a Material Adverse Effect.

                  (t) The historical balance sheet of the Company included in the Registration Statement and the Prospectus, together with the related note, presents fairly in all material respects the financial condition of the Company as of the period indicated; said balance sheet has been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the period involved; said balance sheet has been prepared on a consistent basis with the books and records of the Company. The combined historical financial statements of Great Lakes Predecessor (as defined in the Registration Statement) included in the Registration Statement and the Prospectus, together with the related notes, present fairly in all material respects the financial condition of Great Lakes Predecessor as of the periods indicated, and the results of operations, stockholders' equity and cash flows of Great Lakes Predecessor for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved (except as is indicated in the notes thereto and subject to normal year-end adjustments in the case of unaudited interim financial statements); said financial statements have been prepared on a consistent basis with the books and records of Great Lakes Predecessor. The historical combined financial statements of Great Bear Lodge of Wisconsin Dells, LLC ("Wisconsin Dells LLC") and Great Bear Lodge of Sandusky, LLC ("Sandusky LLC") included in the Registration Statement and the Prospectus, together with the related notes, present fairly in all material respects the financial condition of the combined operations of Wisconsin Dells LLC and Sandusky LLC as of the periods indicated, and the results of operations, members' equity and cash flows of the combined operations of Wisconsin Dells LLC and Sandusky LLC for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved (except as is indicated in the notes thereto and subject to normal year-end adjustments in the case of unaudited interim financial statements); said financial statements have been prepared on a consistent basis with the respective books and records of Wisconsin Dells LLC and Sandusky LLC. The unaudited pro forma condensed consolidated financial statements and the related notes thereto included in the Registration Statement and the Prospectus have been prepared in accordance with the applicable accounting requirements under the Act and the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, and the related adjustments used therein give appropriate effect to the transactions and circumstances referred to therein and the pro forma columns therein reflect the proper application of these adjustments to the corresponding historical financial statement amounts. The selected financial and other data and the summary financial and other data included in the Prospectus and Registration Statement under such captions present fairly the information shown therein and have been compiled on a basis consistent with that of


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the audited and unaudited financial statements included in the Registration
Statement. Other than the historical and pro forma financial statements included in the Registration Statement and Prospectus, no other historical or pro forma financial statements (or schedules) are required by the Act and the Rules to be included therein. All non-GAAP financial measures included in the Registration Statement and Prospectus comply with the Act, including Regulation G and Item 10(e) of Regulation S-K, and present fairly the information shown therein and the Company's basis for using such measures.

                  (u) Deloitte & Touche LLP is an independent registered public accounting firm, as defined by the Exchange Act and the Public Company Accounting Oversight Board (United States), with respect to the Company and the "Great Lakes Predecessor" (as such term is defined in the Prospectus); Rubin, Brown, Gornstein & Co. LLP is an independent registered public accounting firm, as defined by the Exchange Act and the Public Company Accounting Oversight Board (United States), with respect to Wisconsin Dells LLC and Sandusky LLC.

                  (v) The Company, Great Lakes, the Subsidiaries and the Predecessor Subsidiaries have filed all foreign, federal, state and local tax returns that are required to be filed or have in good faith requested extensions for the filing thereof (except in any case in which the failure so to file would not have a Material Adverse Effect); except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto), all such returns are true, correct and complete in all material respects; each of the Company, Great Lakes, the Subsidiaries and the Predecessor Subsidiaries has paid all taxes required to be paid by it and any other assessment or similar payments, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that (i) is currently being contested in good faith, (ii) would not have a Material Adverse Effect, or (iii) is described in or contemplated in the Prospectus (exclusive of any supplement thereto). No audits or other administrative proceedings or court proceedings are presently pending nor threatened against the Company, Great Lakes, any of the Subsidiaries or any of the Predecessor Subsidiaries with regard to any taxes or returns of such entities, and no taxing authority has notified the Company, Great Lakes, any of the Subsidiaries or any of the Predecessor Subsidiaries in writing that it intends to investigate its tax affairs. Except as disclosed in the Prospectus (exclusive of any supplement thereto), to the knowledge of the Company or Great Lakes, there is no pending or threatened special assessment, tax reduction proceeding or other action which could increase or decrease the real property taxes or assessments of any Property, which, individually or in the aggregate, would have a Material Adverse Effect.

                  (w) Except for materials distributed in conformity with certain exemptions from registration under the Act in connection with transactions contemplated by the Formation Agreements, the Company, its Subsidiaries, Great Lakes and the Predecessor Subsidiaries have not distributed, and prior to the later of the Closing Date and the completion of the distribution of the Securities, will not distribute, any offering material in connection with the offering or sale of the Securities other than the Registration Statement, the Prospectus or any other materials, if any, permitted by the Act (which were disclosed prior to their distribution to the Representative and its counsel) (it


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being understood that no representation is made with respect to any other materials distributed by the Representative).

                  (x) Each of the Company, Great Lakes, the Subsidiaries and the Predecessor Subsidiaries is in compliance, in all material respects, with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the final regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company, Great Lakes, any of the Subsidiaries or any of the Predecessor Subsidiaries has any liability; none of the Company, Great Lakes, the Subsidiaries or the Predecessor Subsidiaries has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" (as defined in ERISA) or (ii) Sections 412 or 4971 of the Code including the final regulations and published interpretations thereunder; and each "pension plan" (as defined in ERISA) for which the Company or any of its Subsidiaries would have any liability and that is intended to be qualified under Section 401(a) of the Code is a proto-type plan that has an opinion letter from the Internal Revenue Service that opines as to the "GUST" law changes, and such pension plan has been operated in material compliance with Section 401(a) of the Code except where such non-compliance, reportable events or liabilities would not have a Material Adverse Effect.

                  (y) To the knowledge of the Company, the assets of the Company and its Subsidiaries do not constitute "plan assets" of an ERISA regulated employee benefit plan (as the term "plan assets" is defined in the regulations under ERISA).

                  (z) (i) Upon consummation of the Formation Transactions, the Company and its Subsidiaries will have good and marketable title in fee simple title (or in the case of the resort in Sheboygan, Wisconsin [AND THE RESORT IN KANSAS CITY, KANSAS,] a leasehold interest) to all of the properties and other assets described in the Prospectus to be owned or leased by the Company or its Subsidiaries as of the Closing Date (the "Properties"), in each case, free and clear of all Liens, except (A) as set forth in the title reports set forth on Schedule V hereto, (B) as disclosed in the Prospectus or (C) such as would not have a Material Adverse Effect; (ii) all Liens on or affecting the Properties that are required to be disclosed in the Prospectus are disclosed therein and none of the Company, Great Lakes, the Subsidiaries or the Predecessor Subsidiaries is in default under any such Lien; (iii) to their knowledge, none of the Company, Great Lakes, the Subsidiaries or the Predecessor Subsidiaries are in violation of any municipal, state or federal law, rule or regulation concerning the Properties or any part thereof which violation would have a Material Adverse Effect; (iv) each of the Properties complies with all applicable zoning laws, occupancy laws, laws, ordinances, regulations, development agreements, reciprocal easement agreements, ground or airspace leases and deed restrictions or other covenants, except where the failure to comply would not result in a Material Adverse Effect or could not result in a forfeiture or reversion of title; and (v) none of the Company, Great Lakes, the Subsidiaries or the Predecessor Subsidiaries have received from any governmental authority any written notice of any condemnation of or zoning change materially affecting the Properties or any part thereof, and none of the Company, Great Lakes, the Subsidiaries or the Predecessor Subsidiaries knows of any such condemnation or zoning change that is threatened and that, if consummated, would have a Material Adverse Effect. Each of the Company, Great Lakes, the Subsidiaries and the Predecessor Subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted or as proposed to be conducted (other than with respect to future resort developments) in the Prospectus.

                  (aa) Water, sanitary sewer, electricity and telephone service necessary to the conduct of its operations as presently conducted or as proposed to be conducted in the Prospectus are all available at each Property and, to the knowledge of the Company and Great Lakes, are located on each Property or over duly dedicated streets or perpetual easements of record benefiting each Property or other enforceable rights that allow access to each Property. There exists no restriction, prohibition or moratorium on the right of the owner of each Property to access all such utilities, nor, to the knowledge of the Company and Great Lakes, any condition that the owner of each Property construct or improve utility facilities or lines not on such Property as a condition to the availability thereof, except such restriction, prohibition, moratorium or condition that would not have a Material Adverse Effect.

                  (bb) The Company, Great Lakes, the Subsidiaries and the Predecessor Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are generally deemed prudent and customary in the businesses in which they are or will be engaged as described in the Prospectus; all policies of insurance and fidelity or surety bonds insuring the Company, Great Lakes, the Subsidiaries and the Predecessor Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; each of the Company, Great Lakes, the Subsidiaries and the Predecessor Subsidiaries is in compliance with the terms of such policies and instruments in all material respects; there are no material claims by the Company, Great Lakes, any of the Subsidiaries or any of the Predecessor Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; none of the Company, Great Lakes, the Subsidiaries or the Predecessor Subsidiaries have been refused any insurance coverage sought or applied for in the 12 months prior to the date hereof; and to the knowledge of the Company, the Company, Great Lakes, the Subsidiaries or the Predecessor Subsidiaries will be able to obtain insurance coverage substantially similar in all material respects to the current coverage as and when such coverage expires from similar insurers as may be necessary to continue to conduct business as currently conducted or as proposed to be conducted in the Prospectus without an increase in cost that would have a Material Adverse Effect, except as set forth or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (cc) Except as set forth in the Registration Statement and the Prospectus, the mortgages and deeds of trust encumbering the Properties and assets are described in the Prospectus and are not convertible and none of the Company, Great Lakes, the Subsidiaries or the Predecessor Subsidiaries or any person affiliated therewith holds a participating interest therein, and such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to or from any property not owned directly or indirectly by the Company, the Subsidiaries, Great Lakes or the Predecessor Subsidiaries.

                  (dd) Except as described or referred to in the Prospectus, at the Closing Date, the Company, Great Lakes, the Subsidiaries or the Predecessor Subsidiaries, as applicable, will have title insurance on the fee interests and/or leasehold interests (in the case of a ground lease interest) in each of the Properties covering such risks and in such amounts as are commercially reasonable for the assets owned or leased by them and for the type of business conducted or to be conducted, and in each case such title insurance will be in full force and effect. None of the Company, Great Lakes, the Subsidiaries or the Predecessor Subsidiaries have any reason to believe that any of them will not be able to obtain title insurance coverage as may be necessary to continue to conduct business as currently conducted.

                  (ee) The Company, Great Lakes, the Subsidiaries and the Predecessor Subsidiaries are, to the Company's knowledge after due inquiry, (i) in compliance with all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety from hazardous or toxic substances or wastes, pollutants or contaminants, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received written notice of any actual or potential liability under any Environmental Laws, except where such non-compliance with Environmental Laws, failure to receive or comply with required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto). Except as set forth in the Prospectus, none of the Company, Great Lakes, the Subsidiaries or the Predecessor Subsidiaries have been formally designated as a "potentially responsible party" by the United States Environmental Protection Agency under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

                  (ff) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and the Subsidiaries and Great Lakes periodically reviews the effect of Environmental Laws on the business, operations and properties of Great Lakes and the Predecessor Subsidiaries. In the course of such review each identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company and Great Lakes have reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (gg) None of the environmental consultants that prepared any of the environmental reports with respect to any of the Properties were employed by the

Company or its affiliates for such purpose on a contingent basis or, to the knowledge of the Company or Great Lakes, had, at the time of retention, any substantial interest in any of the Company, Great Lakes, the Subsidiaries or the Predecessor Subsidiaries, and to the knowledge of the Company or Great Lakes, none of such consultants or any of their directors, officers or employees is connected with any of the Company, Great Lakes, the Subsidiaries or the Predecessor Subsidiaries as a promoter, selling agent, managing member, director, officer or employee.

                  (hh) The Securities have been approved for listing on NASDAQ subject to official notice of issuance; such approval was obtained by the Company prior to the distribution of the Preliminary Prospectus.

                  (ii) No labor dispute with the employees of any of the Company, Great Lakes, the Subsidiaries or the Predecessor Subsidiaries exists or, to the knowledge of the Company or Great Lakes, is threatened or imminent, and neither the Company nor Great Lakes is aware of any existing or imminent labor disturbance by the employees of any of its, the Subsidiaries' or the Predecessor Subsidiaries' principal suppliers, developers, designers, contractors, business partners, or customers that would have a Material Adverse Effect, except as set forth in or contemplated by the Prospectus (exclusive of any supplement thereto).

                  (jj) The Company, Great Lakes, the Subsidiaries and the Predecessor Subsidiaries own, possess, license or have or can acquire (with respect to future operations of the Company) other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, development rights, inventions, trade secrets, technology, know-how and other property (collectively, the "Intellectual Property") necessary to conduct the business of the Company as presently conducted or as proposed in the Prospectus to be conducted. Except as set forth in the Prospectus (exclusive of any supplement thereto) or as would not have a Material Adverse Effect, (i) to the knowledge of the Company or Great Lakes, there are no rights of third parties to any such Intellectual Property; (ii) to the knowledge of the Company or Great Lakes, there is no material infringement by third parties of any such Intellectual Property; (iii) there is no pending or, to the knowledge of the Company or Great Lakes, threatened action, suit, proceeding or claim by others challenging the Company's or Great Lakes' rights in or to any such Intellectual Property, and neither the Company nor Great Lakes is aware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending or, to the knowledge of the Company or Great Lakes, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and neither the Company nor Great Lakes is aware of any facts which would form a reasonable basis for any such claim; and (v) there is no pending or, to the knowledge of the Company or Great Lakes, threatened action, suit, proceeding or claim by others that the Company or Great Lakes infringed or otherwise violated any patent, trademark, copyright, trade secret or other proprietary rights of others, and neither the Company nor Great Lakes is aware of any other fact which would form a reasonable basis for any such claim.

                  (kk) Except as disclosed in the Prospectus (exclusive of any supplement thereto), there is no pending action, suit or proceeding against or affecting any of the Company, Great Lakes, the Subsidiaries or the Predecessor Subsidiaries or any of the Properties or other assets that, if determined adversely to such entity, would have a Material Adverse Effect, or would materially and adversely affect the ability of the Company or Great Lakes, as applicable, to perform its obligations under this Agreement; and no such action, suit or proceeding is, to the Company's or Great Lakes' knowledge, threatened or contemplated.

                  (ll) Except as disclosed in the Prospectus, since the date of the latest financial statements included in the Prospectus, (i) there has been no Material Adverse Effect on the Company, Great Lakes, the Predecessor Subsidiaries and the Subsidiaries, taken as a whole; (ii) there have been no transactions entered into by the Company, any of the Subsidiaries, Great Lakes or any of the Predecessor Subsidiaries that are material with respect to the Company, the Subsidiaries, Great Lakes and the Predecessor Subsidiaries, taken as a whole; (iii) none of the Company, any of the Subsidiaries, Great Lakes or any of the Predecessor Subsidiaries have incurred any obligation or liability, direct, contingent or otherwise that is or would be material to the Company, the Subsidiaries, Great Lakes and the Predecessor Subsidiaries, taken as a whole; and (iv) there has been no dividend or distribution of any kind declared, paid or made by the Company, Great Lakes, the Subsidiaries or the Predecessor Subsidiaries on any class of their respective capital stock or other ownership interests.

                  (mm) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, the Company will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended.

                  (nn) There is no contract or other document required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit thereto, which is not described or has not been filed as required; the statements in the Prospectus under the headings: "Business-Government Regulation," Business-Environmental Matters," "Business-Development-Tall
Pines Development Agreement," "Management-Executive Officer Compensation - 401(k) Plan," "-2004 Incentive Stock Plan," "-Deferred Compensation Plan," "Certain Relationships and Related Transactions-Registration Rights," "Description of Securities," and "Shares Eligible for Future Sale," insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents and proceedings.

                  (oo) No relationship, direct or indirect, exists between or among any of the Company, Great Lakes, the Subsidiaries or the Predecessor Subsidiaries on the one hand, and the directors, officers, stockholders, interest holders, members, partners, other employees or their respective affiliates or customers or suppliers of the Company,

Great Lakes, the Subsidiaries or the Predecessor Subsidiaries on the other hand, which is required pursuant to the Act to be described in the Prospectus that is not so described.

                  (pp) The Company solely determined, without any direct or indirect participation by the Underwriters, the persons who will purchase shares of Common Stock (including the amounts to be purchased by such persons) sold in the offering by Citigroup Global Markets Inc. pursuant to the Directed Share Program.

                  (qq) Each of the Company, Great Lakes, the Subsidiaries and the Predecessor Subsidiaries (i) makes and keeps books and records that are accurate in all material respects and (ii) maintains internal accounting controls that provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements in conformity with GAAP and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization, and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to differences, if any.

                  (rr) None of the Company, Great Lakes, the Subsidiaries or the Predecessor Subsidiaries or, to the knowledge of the Company or Great Lakes, any director, officer, agent, employee or affiliate of such entities is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, Great Lakes, the Subsidiaries and the Predecessor Subsidiaries and, to the knowledge of the Company or Great Lakes, their affiliates have conducted their businesses in compliance with the FCPA. "FCPA" means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

                  (ss) Except as disclosed in the Registration Statement and the Prospectus, the Company, Great Lakes, the Subsidiaries and the Predecessor Subsidiaries (i) do not have any material lending or other relationship with any bank or lending affiliate of the Representative and (ii) do not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of the Representative.

                  (tt) None of the Company, Great Lakes or any of their respective officers, directors, members or controlling persons has taken, or will take, directly or indirectly, any action designed to or that might reasonably be expected to result in a violation of Regulation M under the Exchange Act or cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (uu) The Company intends to apply the net proceeds from the sale of the Securities being sold by the Company substantially in accordance with the description set forth in the Prospectus under the heading "Use of Proceeds."

                  (vv) Each Subsidiary or Predecessor Subsidiary that is a partnership or a limited liability company has been properly classified either as a partnership or as an entity disregarded as separate from the Company or Great Lakes, respectively, for federal income tax purposes during its existence. Great Lakes has been a validly electing S corporation within the meaning of Sections 1361 and 1362 of the Code at all times during its existence and, subject to the termination of its S corporation status as a result of the Formation Transactions, Great Lakes will be an S corporation up to and including the Closing Date. Neither Great Lakes nor any of its subsidiaries holds any asset the disposition of which could be subject to tax under Section 1374 of the Code.

                  (ww) No Subsidiary or Predecessor Subsidiary is currently prohibited, directly or indirectly, from paying any dividends or distributions to the Company or Great Lakes, as applicable, from making any other distribution on such entity's capital stock or other ownership interests, from repaying to the Company or Great Lakes, as applicable, any loans or advances made by the Company or Great Lakes, as applicable, to such entity.

                  (xx) There is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply in all material respects with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes-Oxley Act"), including Section 402 thereof.

                  (yy) The operations of the Company, Great Lakes, the Subsidiaries and the Predecessor Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") except where such non-compliance as would not have a Material Adverse Effect, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

                  (zz) The solicitation of consents pursuant to the Solicitation of Consents and Private Placement Memorandum for Combination of Certain Businesses of the Great Lakes Companies, Inc. and Offering of Common Stock of Great Wolf Resorts, Inc., dated July 26, 2004 (the "SCPPM") complied with (i) the terms and provisions of the applicable operating agreement and (ii) the laws of the state of organization or formation of each entity, as applicable; the requisite consents of the members necessary for the consummation of the merger transactions contemplated in the Formation Agreements as described in the Prospectus have been obtained and are irrevocable.

                  (aaa) As of the Closing Date, each of the Articles of Merger and Certificates of Merger necessary to consummate the Formation Transactions will be or have been filed with the Secretary of State of the States of Delaware and Wisconsin, and the mergers described therein will be or are effective under Delaware law and Wisconsin law, as applicable.

         Furthermore, the Company represents and warrants to Citigroup Global Markets Inc. that (i) the Registration Statement, the Prospectus and any preliminary prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and that (ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States. The Company has not offered, or caused the Underwriters to offer, any Securities to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

         Any certificate signed by any officer of the Company or Great Lakes and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company or Great Lakes as to matters covered thereby to each Underwriter. The Company or Great Lakes will furnish the Representative with such conformed copies of such opinions, certificates, letters and documents as the Representative reasonably requests.

                  2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $ ______ per share, the amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto.

                  (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 2,100,000 Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised, in whole or in part, at any time on or before the 30th day after the date of the Prospectus upon written notice by the Representative to the Company setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

                  3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at the offices of King & Spalding LLP, 191 Peachtree Street, Atlanta, Georgia 30303 at 10:00 AM, New York City time, on ________, 2004, or at such time on such later date not more than three Business Days after the foregoing date as the Representative and the Company shall determine, which date and time may be postponed by agreement between the Representative and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representative shall otherwise instruct.

                  If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to the Representative, at 388 Greenwich Street, New York, New York, on the date specified by the Representative (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representative on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

                  4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

                  5. Agreements. The Company agrees with the several Underwriters that:

                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representative with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Company will promptly advise the Representative (i) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act, the Company promptly will (i) notify the Representative of any such event, (ii) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                  (c) As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Company will furnish to the Representative and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representative may reasonably request. The Prospectus shall be so furnished on or prior to 3:00 P.M., New
York time, on the business day following the later of Execution Time or the Effective Date of the Registration Statement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents. The aforementioned documents furnished to the Underwriters or to any dealer shall be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (e) During the period from the date of this agreement through the five year anniversary hereof, the Company will furnish upon request to the Representative and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish upon request to the Representative as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders.

                  (f) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representative may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

                  (g) For a period of 180 days after the date of this Agreement, the Company will not, without the prior written consent of the Representative, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction that is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission (except a registration statement on (i) Form S-8 relating to the 2004 Stock Incentive Plan or (ii) on Form S-1 relating to the resale of Formation Stock in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock; or publicly announce an intention to effect any such transaction; provided, however, that the Company may (x) grant stock options, Common Stock or restricted stock pursuant to the 2004 Incentive Stock Plan and (y) grant Common Stock to any deferred compensation plan or a trust that holds assets on behalf of such deferred compensation plan.

                  (h) The Company will use its best efforts to effect the listing of the Common Stock (including the Securities) on NASDAQ.

                  (i) For a period of one year after the date of this Agreement, the Company will comply in all material respects with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and will use its best efforts to cause the Company's directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

                  (j) The Company will not take, directly or indirectly, any action designed to, or that would constitute, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                   (k) The Company will take such steps as shall be necessary to ensure that it shall not become an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

                  (l) The Company will use commercially reasonable efforts to
(i) complete the construction of the Great Wolf Lodges in Williamsburg, Virginia and Pocono Mountains of Pennsylvania and consummate the transactions related to the Great Wolf Lodge in Niagara Falls, Ontario in accordance with the description and within the time frame set forth in the Prospectus and (ii) complete all Formation Transactions (except for the registration of any shares of Common Stock pursuant to the Registration Rights Agreement filed as an exhibit to the Registration Statement) on or prior to the Closing Date.

                  (m) The Company agrees to pay the costs and expenses incident to the performance of its obligations under this Agreement, relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the

Securities under the Exchange Act and the listing of the Securities on the NASDAQ; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification in an amount not to exceed $10,000); (vii) any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD") (including filing fees and the reasonable fees and expenses of counsel for the Underwriters related to such filings in an amount not to exceed $25,000); (viii) the transportation, lodging, meals, materials and other expenses incurred by or on behalf of the Company's representatives in connection with attending or hosting meetings or presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company's accountants, counsel (including local and special counsel) and transfer agent and registrar for the Company; (x) consummation of the Formation Transactions and (xi) all other costs and expenses incident to the performance by the Company of its obligations hereunder.

                  (n) The Company shall pay (i) all reasonable fees and disbursements of counsel incurred by Citigroup Global Markets Inc. in connection with the Directed Share Program, (ii) all costs and expenses incurred by Citigroup Global Markets Inc. in connection with the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Directed Share Program material and (iii) stamp duties, similar taxes or duties or other taxes, if any, incurred by Citigroup Global Markets Inc. in connection with the Directed Share Program.

                  (o) For a period of 180 days after the Closing Date, the Company shall neither (i) amend its bylaws in any way that would alter or affect
Article V, Section 3 thereof nor (ii) waive any restriction or limitation provided for in such Section without the prior written consent of the Representative.

         Furthermore, the Company covenants with Citigroup Global Markets Inc. that the Company will comply in all material respects with all applicable securities and other applicable laws, rules and regulations in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

                  6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to (i) the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to
Section 3 hereof, (ii) the accuracy of the representations and warranties on the part of Great Lakes contained herein as of the Execution Time and a time immediately prior to the Closing Date, (iii) the accuracy of the statements of the Company and Great Lakes made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representative agrees in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or
(ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, shall be threatened or contemplated by the Commission.

                  (b) The Company shall have requested and caused King & Spalding LLP, counsel for the Company, to have furnished to the Representative their opinion, dated as of the Closing Date and each settlement date, addressed to the Representative and in a form satisfactory to the Underwriters' counsel, to the effect that:

                           (i) each of the Company and the Subsidiaries has been
                  duly formed or incorporated, and each of the Company, Great Lakes, the Subsidiaries and the Predecessor Subsidiaries is validly existing as a limited liability company, partnership or corporation in good standing under the laws of the state of its formation or organization and is duly qualified to do business as a foreign corporation, partnership or limited liability company and is in good standing under the laws of each jurisdiction set forth on a schedule to such opinion, with limited liability company, partnership or corporate, as applicable, power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as now being conducted and as described in the Prospectus and to enter into and perform its obligations under this Agreement (with respect to the Company and Great Lakes only), each Formation Agreement and each agreement set forth on a schedule to such opinion; each Formation Agreement and each agreement set forth on a schedule to such opinion has been duly authorized, and (except for the Formation Agreements set forth on a schedule related to Blue Harbor Resort Condominium LLC) executed and delivered by the Company, Great Lakes, the Subsidiaries and the Predecessor Subsidiaries, as applicable, and assuming due authorization, execution and delivery by the other parties, if any, thereto, constitutes a valid and binding agreement, enforceable in accordance with its terms; provided, however, that such counsel need not express an opinion as to (A) the effect of applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors generally, or (B) the effect or availability of rules of law governing specific performance, injunctive relief, fraudulent conveyance or transfer, or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity);

                           (ii) this Agreement has been duly authorized,
                  executed and delivered by the Company and Great Lakes;

                           (iii) the Company's authorized capital stock is as
                  set forth in the Prospectus under the caption "Description of Securities;" the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; all the shares of capital stock of the Company outstanding prior to (or issued concurrent with) the issuance of the Securities (including, without limitation, shares of Formation Stock) have been duly authorized and validly issued, are fully paid and nonassessable and free of any statutory preemptive rights and, except as set forth in the Prospectus and to the knowledge of such counsel, similar rights that entitle or will entitle any person to acquire any Common Stock upon the issuance thereof by the Company;

                           (iv) all of the issued and outstanding shares of
                  capital stock or ownership interests, as applicable, of each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable; and except as described in the Prospectus, the outstanding shares of capital stock or other ownership interests of the Subsidiaries are owned, directly or indirectly, by the Company free and clear of all adverse claims within the meaning of the Uniform Commercial Code other than such security interests being provided to certain lenders in connection with the Company's refinancing transactions described in the Prospectus;

                           (v) the Company has full power and authority to
                  authorize, issue and sell the Securities as contemplated by this Agreement; the Securities have been duly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the certificates representing the Securities will comply in all material respects with all applicable legal requirements and the requirements of the certificate of incorporation and the bylaws of the Company; the holders of outstanding shares of capital stock of the Company are not entitled to statutory preemptive or, to such counsel's knowledge, other rights to subscribe for the Securities;
                  and, to the knowledge of such counsel, except as set forth in the Prospectus, no shares of Common Stock are reserved for any purpose and no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding, except for the tenant in common interests and profits interests set forth on a schedule;

                           (vi) to the knowledge of such counsel, except as
                  disclosed in the Prospectus, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries or the

                  Properties or other assets of a character required to be disclosed in the Registration Statement that is not adequately disclosed in the Prospectus, and there is no contract or other document required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit thereto, which is not described or has not been filed as required; the statements in the Prospectus under the headings:
                  "Structure and Formation of Our Company," "Certain Relationships and Related Transactions-Registration Rights," "Description of Securities," and "Shares Eligible for Future Sale," insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair in all material respects;

                           (vii) the Registration Statement has become effective
                  under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in accordance with Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act, and no proceedings for that purpose have been initiated by the Commission; the Registration Statement, as of the date it was declared effective, and the Prospectus, as of its date (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion), complied as to form in all material respects with the applicable requirements for registration statements on Form S-1 under the Act;

                            (viii) the Company is not and, after giving effect
                  to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended;

                           (ix) no consent, approval, authorization, filing with
                  or order of any court or governmental agency or body is required in connection with the execution, delivery and performance of this Agreement or the Formation Agreements by the Company, Great Lakes, the Subsidiaries or the Predecessor Subsidiaries, as applicable, and the consummation of the transactions contemplated herein and therein by the Company, Great Lakes, the Subsidiaries or the Predecessor Subsidiaries, as applicable, except such (A) as have been obtained under the Act, and (B) as may be required under the state securities and the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus and the offer and sale of the Formation Stock, or (C) other consents, approvals, authorizations, orders, filings or registrations as have been obtained;

                           (x) (A) the issue and sale of the Securities by the
                  Company, (B) the execution, delivery and performance of this Agreement and the Formation Agreements by the Company, Great Lakes, the Subsidiaries or the Predecessor Subsidiaries, as applicable, (C) the consummation of the transactions contemplated thereby and (D) the compliance by such parties with their respective obligations under this Agreement and the Formation Agreements: (1) do not and will not conflict with any of the terms or provisions of, constitute a breach of, or default under, or result in the creation or imposition of any Lien upon any Property of the Company, Great Lakes, any Subsidiary or any Predecessor Subsidiary pursuant to the terms of any agreement or instrument filed as an exhibit to the Registration Statement or any term, condition or provision of any agreements or instruments listed on Schedule IV hereto, except such conflicts, breaches, defaults, repayment events, or Liens that would not have a Material Adverse Effect or liens related to the refinancing transactions; (2) do not and will not result in a violation of any law, rule, regulation, judgment, order, writ or decree known to such counsel after due inquiry to be applicable to the Company, Great Lakes, the Subsidiaries or the Predecessor Subsidiaries (other than applicable state securities and Blue Sky laws as to which such counsel expresses no opinion), except for violations that would not have a Material Adverse Effect; or (3) do not and will not result in any violation of the provisions of the respective charter, bylaws, operating agreement or partnership agreement, as applicable, of each of the Company, Great Lakes, the Subsidiaries or the Predecessor Subsidiaries;

                           (xi) to such counsel's knowledge, the Company is not
                  a party to any agreement (other than the Registration Rights Agreement) that would entitle any holders of securities of the Company to the registration of such securities under the Registration Statement;

                           (xii) each Subsidiary that is a limited liability
                  company or partnership will be treated for Federal income tax purposes as partnerships and not as associations taxable as corporations or as publicly traded partnerships;

                           (xiii) the solicitation of consents of the members of
                  each of the Predecessor Subsidiaries that will consummate a merger under a Formation Agreement (the "Formation Entities") pursuant to the SCPPM complied with (A) the terms and provisions of the operating agreement of each Formation Entity and (B) the laws of the state of organization or formation, as applicable; the requisite consents of the members of the

                  Formation Entities necessary for the consummation of the Formation Transactions as described in the Prospectus have been obtained;

                           (xiv) all applicable filings or notices in connection
                  with the offer and issuance of shares of the Formation Stock pursuant to the SCPPM and the applicable Formation Agreements as part of the Formation Transactions have been made or given as required (other than filings required under state securities laws); the offer and issuance by the Company of the Formation Stock is exempt from the registration requirements of Section 5 of the Act;

                           (xv) each of the Articles of Merger described on
                  Schedule V hereto have been filed with the Secretary of State of the States of Delaware and Wisconsin, as applicable, and, on or prior to the Closing Date, the mergers described therein are effective under Delaware law and Wisconsin law, as applicable; and

                           (xvi) the merger of Great Lakes with and into Great
                  Lakes Services, LLC will be a reorganization within the meaning of Section 368(a) of the Code.

                  In addition, such counsel shall state:

                  In our capacity as counsel for the Company, we have participated in conferences with officers and other representatives of the Company, the independent public accountants for the Company, the representative of the Underwriters, and counsel to the Underwriters during which the contents of the Registration Statement and the Prospectus and related matters were discussed. In addition, in the course of acting as counsel to the Company in connection with the preparation by the Company of the Registration Statement and Prospectus, we reviewed the Registration Statement and the Prospectus. Although we are not passing on and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in paragraph (vi) above, we have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Closing Date (other than the financial statements and notes thereto, the financial statement schedules and the other financial and statistical data included therein, as to which we express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date (other than the financial statements and notes thereto, and the other financial and statistical data included therein, as to which we express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Closing Date, either of the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date (other than the financial statements and notes thereto, and the other financial and statistical data included therein, as to which we express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made (with respect only to the Prospectus), not misleading.

                  In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company, Great Lakes, the Subsidiaries and the Predecessor Subsidiaries and public officials and, as to certain matters governed by Delaware law (to be set forth in such counsel's opinion), on the opinion of Morris, Nichols, Arsht & Tunnell and, as to matters governed by Wisconsin law, on the opinion of Godfrey & Kahn, S.C. Each of the opinions of Morris, Nichols, Arsht & Tunnell and Godfrey & Kahn, S.C. shall state that the Representative and the Underwriters' counsel may rely such opinion. References to the Prospectus in this paragraph
(b) shall also include any supplements thereto at the Closing Date.

                  (c) The Representative shall have received from Hunton & Williams LLP, counsel for the Underwriters, such opinion or opinions, dated as of the Closing Date and each settlement date and addressed to the Representative, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters customarily addressed in such transactions, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Hunton & Williams LLP may rely upon the opinions of Morris, Nichols, Arsht & Tunnell and Godfrey & Kahn, S.C. referred to above.

                  (d) The Company shall have furnished to the Representative a certificate on behalf of the Company, signed by the Chairman of the Board, Chief Executive Officer or the President and the principal financial or accounting officer of the Company, dated as of the Closing Date and each settlement date, to the effect that the signers of such certificate have reviewed the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

                           (i) the representations and warranties of the Company
                  in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of
                  the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                           (iii) since the date of the most recent financial
                  statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (e) Great Lakes shall have furnished to the Representative a certificate on behalf of Great Lakes, signed by the Chairman of the Board, Chief Executive Officer or the President and the principal financial or accounting officer of Great Lakes, dated the Closing Date, to the effect that (i) the signers of such certificate have reviewed the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that the representations and warranties of Great Lakes in this Agreement are true and correct as of a time immediately prior to the Closing Date with the same effect as if made immediately prior to the Closing Date and (ii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of Great Lakes and the Predecessor Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (f) At the Execution Time, the Closing Date and each settlement date, the Representative shall have received letters from each of Deloitte & Touche LLP (with respect to the Company and "Great Lakes Predecessor," as such term is defined in the Registration Statement) and Rubin, Brown, Gornstein & Co. LLP (with respect to Wisconsin Dells LLC and Sandusky
LLC) dated respectively as of the Execution Time, the Closing Date and any such settlement date, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus. Such letters shall address the audited financial statements, unaudited interim financial statements, pro forma financial statements (in the case of Deloitte & Touche LLP's letter), and shall provide customary negative assurances. At the Execution Time, the Closing Date and each settlement date, the Representative shall have also received an "agreed-upon procedures" letter from Rubin, Brown, Gornstein & Co. LLP (with respect to certain financial information and financial statements of Wisconsin Dells LLC and Sandusky LLC as of, and for the three-month period ended, September 30, 2004) dated respectively as of the Execution Time, the Closing Date and any such settlement date, in form and substance satisfactory to the Representative. With respect to such letters received on the Closing Date and each settlement date, the affirmation of statements made in the letters previously furnished shall be as of a date not more than three (3) Business Days prior to such Closing Date or settlement date.

                  (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 6; or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business, properties or prospects of the Company, the Subsidiaries, Great Lakes and the Predecessor Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto); or (iii) any suspension or material limitation by the Commission of trading in the Common Stock on NASDAQ.

                  (h) Subsequent to the Execution Time, there shall not have been a downgrading in the rating, if any, of any debt securities of the Company by a "nationally recognized statistical rating organization" (as defined for the purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating).

                  (i) On or prior to the Closing Date and each settlement date, the Company shall have furnished to the Representative such further information, certificates, opinions and documents as the Representative may reasonably request.

                  (j) On or prior to the Closing Date, the Company shall have executed a $75.0 million senior secured revolving credit facility.

                  (k) On or prior to the Execution Time, the Representative shall have received a lock-up letter substantially in the form of Exhibit A attached hereto from each executive officer and director (both current and proposed) of the Company.

                  (l) At the Closing Date, the Securities shall have been approved for listing on NASDAQ, subject only to official notice of issuance.

                  (m) The Company shall have requested and caused King & Spalding LLP, counsel for the Company, to have furnished to the Representative a blue sky memorandum, dated the Closing Date and addressed to the Representative, relating solely to the offering and issuance of Formation Stock. Such blue sky memorandum shall be, in form and substance, reasonably satisfactory to the Representative's counsel.

                  (n) The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

                  (o) Nothing has occurred that would prevent the completion of all Formation Transactions, except for the registration of any shares of Common Stock pursuant to the Registration Rights Agreement filed as an exhibit to the Registration Statement.

        If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions, letters or certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date or the related settlement date by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing. The Representative in its sole discretion may waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of a Closing Date or otherwise.

         The documents required to be delivered by this Section 6 shall be delivered at the office of King & Spalding LLP, 191 Peachtree Street, Atlanta, Georgia 30303, on the Closing Date or the related settlement date.

                  7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representative on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel not to exceed $250,000) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities without duplication of expenses otherwise owed to the Underwriters pursuant to any engagement letter and actually reimbursed pursuant thereto.

                  8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion therein. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

                  (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading "Underwriting", (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances (iii) the paragraph related to the offer and sale of the Securities in foreign jurisdictions, (iv) the paragraph related to electronic distribution of the Prospectus and allocation for the electronic distribution of the Securities and (v) the paragraphs related to short sales, stabilization, syndicate covering transactions and penalty bids in the Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Preliminary Prospectus or the Prospectus.

                  (c) The Company agrees to indemnify and hold harmless Citigroup Global Markets Inc., the directors, officers, employees and agents of Citigroup Global Markets Inc. and each person, who controls Citigroup Global Markets Inc. within the meaning of either the Act or the Exchange Act ("Citigroup Entities"), from and against any and all losses, claims, damages and liabilities to which they may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), insofar as such losses, claims damages or liabilities (or actions in respect thereof)
(i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the prospectus wrapper material prepared by or with the consent of the Company for distribution in foreign jurisdictions in connection with the Directed Share Program attached to the Prospectus or any Preliminary Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein, when considered in conjunction with the Prospectus or any applicable Preliminary Prospectus, not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of the securities which immediately following the Effective Date of the Registration Statement, were subject to a properly confirmed agreement to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, except that this clause (iii) shall not apply to the extent that such loss, claim, damage or liability is finally judicially determined to have resulted primarily from the gross negligence or willful misconduct of the Citigroup Entities.

                  (d) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ not more than one separate counsel (in addition to any reasonably necessary local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to paragraph (c) above hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any reasonably necessary local counsel) for Citigroup Global Markets Inc., the directors, officers, employees and agents of Citigroup Global Markets Inc., and all persons, if any, who control Citigroup Global Markets Inc. within the meaning of either the Act or the Exchange Act for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program.

                  (e) In the event that the indemnity provided in paragraph (a),
(b) or (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (e).

                  9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the Company shall immediately notify the Representative, and the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities that the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities that the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining

Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company (provided that if such default occurs with respect to Option Securities after the Closing Date, this Agreement will not terminate as to the Underwritten Securities or any Option Securities purchased prior to such termination). In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five (5) Business Days, as the Representative shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by written notice given to the Company prior to delivery of and payment for the Securities, (a) if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended or materially limited by the Commission or NASDAQ,
(ii) trading in securities generally on the NYSE or NASDAQ shall have been suspended or limited or minimum prices shall have been established on such exchange, (iii) a banking moratorium shall have been declared either by Federal or New York State authorities, (iv) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity, crisis, change or development the effect of which on financial markets is such as to make it, in the sole judgment of the Representative, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto), or (v) if there has been, since the Execution Time or since the respective dates as of which information is given in the Prospectus, a Material Adverse Effect or (b) as provided in Sections 6 and 9 of this Agreement.

                  11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, Great Lakes or their officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or Great Lakes or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                  12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to Great Wolf Resorts, Inc. General Counsel (fax no.:(608) 251-6800) with a copy to King & Spalding LLP, Attention: Alan J. Prince, and confirmed to Great Wolf Resorts, Inc., 122 West Washington Avenue, Madison, Wisconsin 53703, Attention: J. Michael Schroeder, General Counsel and Corporate Secretary.

                  13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

                  14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                  16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

                  17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Act" shall mean the Securities Act of 1933, as amended.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                  "Commission" shall mean the Securities and Exchange
         Commission.

                  "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Material Adverse Effect" shall mean a material adverse effect on the condition (financial or otherwise), prospects, earnings, business, properties or assets of the Company, Great Lakes, the Subsidiaries and the Predecessor Subsidiaries, taken as a whole whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplements thereto).

                  "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

                  "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

                  "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

                  "Rules" shall mean the rules and regulations of the Commission promulgated under the Act or the Exchange Act, as applicable.

                  "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

                  "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

                  "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

                  "United States or Canadian Person" shall mean any person who is a national or resident of the United States or Canada, any corporation, partnership, or other entity created or organized in or under the laws of the United States or Canada or of any political subdivision thereof, or any estate or trust the income of which is subject to United States or Canadian Federal income taxation, regardless of its source (other than any non-United States or non-Canadian branch of any United States or Canadian Person), and shall include any United States or Canadian branch of a person other than a United States or Canadian Person.

                  "U.S." or "United States" shall mean the United States of America (including the states thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.





                       [SIGNATURES ON THE FOLLOWING PAGES]

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, Great Lakes and the several Underwriters.

                                Very truly yours,

                                GREAT WOLF RESORTS, INC.

                                By:
                                   --------------------------------
                                    Name:
                                    Title:


                                THE GREAT LAKES COMPANIES, INC.

                                By:
                                   --------------------------------
                                    Name:
                                    Title:










                 [Signature Page for the Underwriting Agreement]

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

CITIGROUP GLOBAL MARKETS INC.

By:
   -----------------------------------------
     Name:
     Title:

For itself and the other
several Underwriters named in
Schedule I to the
foregoing Agreement.













                 [Signature Page for the Underwriting Agreement]

                                   SCHEDULE I

                                                      Number of Underwritten
                                                            Securities            Number of Securities
Underwriters                                             to be Purchased          Reserved for the DSP
------------                                             ---------------          -------------------
Citigroup Global Markets Inc. ....................
A.G. Edwards & Sons, Inc. ........................
Raymond James & Associates, Inc. .................
Calyon Securities (USA) Inc. .....................
Societe Generale .................................
ThinkEquity Partners LLC .........................
                                                            ----------                ----------
         TOTAL ...................................
                                                            ==========                ==========

                                  SCHEDULE II-A

               PREDECESSOR SUBSIDIARIES PRIOR TO THE CLOSING DATE

                                  SCHEDULE II-B

                 COMPANY SUBSIDIARIES PRIOR TO THE CLOSING DATE

                                  SCHEDULE II-C

               COMPANY SUBSIDIARIES ON AND AFTER THE CLOSING DATE

                                  SCHEDULE III

           RIGHTS TO PURCHASE OR SUBSCRIBE FOR SHARES OF COMMON STOCK

                                  SCHEDULE IV

                              FORMATION AGREEMENTS

                                   SCHEDULE V


                                 TITLE REPORTS

EXHIBIT A

                             FORM OF LOCK-UP LETTER

      [LETTERHEAD OF OFFICER, DIRECTOR OR MAJOR SHAREHOLDER OF CORPORATION]

                            Great Wolf Resorts, Inc.
                         Public Offering of Common Stock

                                                                          , 20__

Citigroup Global Markets Inc.
As Representative of the several Underwriters, [c/o Citigroup Global Markets Inc.]
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                  This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), among Great Wolf Resorts, Inc., a Delaware corporation (the "Company"),The Great Lakes Companies, Inc., a Wisconsin corporation, and you as representative of a group of Underwriters named therein, relating to an underwritten public offering (the "Public Offering") of Common Stock, $ 0.01 par value (the "Common Stock"), of the Company.

                  In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Citigroup Global Markets Inc., offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 180 days after the date of the Underwriting Agreement. Notwithstanding the foregoing, nothing in this letter agreement shall prohibit or otherwise restrict the undersigned from making (i) a transfer of shares of Common Stock to a transferee or transferees as a bona fide gift or gifts, provided the transferee or transferees thereof agree in writing to be bound by this letter agreement, (ii) a pledge of shares of Common Stock, provided the pledgee or pledgees thereof agree in writing to be bound by the terms of this letter agreement, (iii) a transfer of shares of Common Stock to the Company in satisfaction of an obligation to indemnify the Company under and pursuant to an indemnification agreement. In addition, any shares of Common Stock acquired by the undersigned in the open market will not be subject to this letter agreement; provided that no filing by any party under the Securities Exchange Act of 1934 shall be required or shall be voluntarily made in connection with subsequent sales of any such shares of Common Stock acquired in the open market.

                  If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                Yours very truly,

                                [SIGNATURE OF OFFICER, DIRECTOR OR MAJOR
                                STOCKHOLDER]

                                [NAME AND ADDRESS OF OFFICER, DIRECTOR OR MAJOR STOCKHOLDER]